UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 17, 2007

(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of	Commission File Number	(I.R.S. Employer
incorporation)		Identification No.)

127 Public Square, Cleveland, Ohio		44114-1306

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (216) 689-6300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02 Results of Operations and Financial Condition
On July 17, 2007, KeyCorp conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by KeyCorp in the conference call/webcast follows as Annex A to this Item 2.02.
On July 17, 2007, KeyCorp issued a press release announcing its earnings results for the three- and six-month periods ended June 30, 2007. This press release, dated July 17, 2007, is attached as Exhibit 99.1 to this report.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1	KeyCorp’s July 17, 2007, press release announcing its earnings results for the three- and six-month periods ended June 30, 2007.
Forward-Looking Statement. This filing contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (4) increased competitive pressure among financial services companies; (5) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (6) consummation of significant business combinations or divestitures; (7) operational or risk management failures due to technological or other factors; (8) heightened regulatory practices, requirements or expectations; (9) new legal obligations or liabilities or unfavorable resolution of litigation; (10) adverse capital markets conditions; (11) disruption in the economy and general business climate as a result of terrorist activities or military actions; and (12) changes in accounting or tax practices or requirements. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. We do not assume any obligation to update these forward-looking statements.

ANNEX A
Second Quarter 2007 Review July 17, 2007 Speakers: Henry Meyer Jeff Weeden

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE This presentation contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward- looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (4) increased competitive pressure among financial services companies; (5) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (6) consummation of significant business combinations or divestitures; (7) operational or risk management failures due to technological or other factors; (8) heightened regulatory practices, requirements or expectations; (9) new legal obligations or liabilities or unfavorable resolution of litigation; (10) adverse capital markets conditions; (11) disruption in the economy and general business climate as a result of terrorist activities or military actions; and (12) changes in accounting or tax practices or requirements. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. We do not assume any obligation to update these forward- looking statements. For further information regarding KeyCorp, please read KeyCorp's reports that are filed with the Securities and Exchange Commission and are available at www.sec.gov.

Financial Summary-2Q07 vs. 2Q06 (1) Continuing Operations exclude the results of the Champion Mortgage finance business, which has been accounted for as a discontinued operation. Results from Continuing Operations (1) EPS ROE NIM Average Earning Assets Asset Quality - Net Charge-offs - NPLs $0.85 vs. $0.74 17.66% vs. 15.85% 3.46% vs. 3.68% up 3.2% 0.32% vs. 0.22% 0.57% vs. 0.46%

Net Interest Income (TE)-Continuing Ops. 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Net Interest Income 689 692 716 722 726 726 744 700 706 Net Interest Spread 0.0319 0.0309 0.0306 0.0305 0.0296 0.0285 0.0285 0.027 0.0262 Net Interest Margin 0.0367 0.0363 0.0368 0.0372 0.0368 0.0361 0.0366 0.035 0.0346 TE = Taxable Equivalent $ in millions

Noninterest Income-Continuing Ops. $ in millions

Noninterest Expense-Continuing Ops. $ in millions

2003 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Average Loan Growth from Prior Year -0.0156 -0.0349 0.0815 0.0613 0.0483 0.054 0.0539 0.0516 0.034 0.0234 0.02157 Champion Loans 2.9 2.9 2.8 2.8 2.7 2.5 2.4 0.8 0 0 Consumer Loans 21.2 20.9 17.7 17.7 17.7 17.5 17.6 17.6 17.6 17.36 17.555 Commercial Loans 35.8 37.3 44 44.3 45.8 46.7 47.4 47.6 48 48.309 48.76 Total 59.9 61.1 61.7 62 63.4 64.2 64.9 65.2 65.6 65.7 66.315 $ in billions Commercial Consumer $44.0 17.7 $44.3 17.7 $45.8 17.6 $46.7 17.5 $47.3 17.6 $47.6 17.6 Average Loans-Continuing Ops. $48.0 17.6 $48.3 17.4 $48.8 17.5

$ in billions 2003 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 CD's 11.3 10.564 10.8 10.8 10.8 11.3 11.5 11.7 11.9 12.063 12.047 Average Core Deposit Growth from Prior Year 0.1005 0.0547 0.0783 0.086 0.0796 0.0997 0.1016 0.0804 0.0571 0.000229 -0.01957 Savings 2.1 2.007 2 2 1.858 1.8 1.8 1.7 1.7 1.629 1.633 Now & Mmda 17.9 20.175 22.3 22.886 23.947 24.5 25.3 25.3 25.1 23.424 22.953 dda 10.4 11.192 11.7 12.2 12.594 12.7 13 13 13.4 13.237 13.927 Total 41.7 43.9 46.8 47.9 49.4 50.3 51.6 51.7 52.1 50.3 50.56 Average Core Deposits-Continuing Ops. DDA NOW/MMDA Savings CD's $11.7 22.3 2.0 10.8 $12.2 22.9 2.0 10.8 $12.6 23.9 1.9 11.0 $12.7 24.5 1.8 11.3 $13.0 25.3 1.8 11.5 $13.1 25.2 1.7 11.7 $13.4 25.1 1.7 11.9 $13.2 23.4 1.6 12.1 $14.0 23.0 1.6 12.0

Asset Quality $ in millions

Capital Ratios (a) 2Q07 Tier 1 Risk-based Capital ratio is estimated. Tangible Equity to Tangible Assets Tier 1 Risk-based Capital (a) Peer Median-Tier 1 Risk-based Capital 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Tangible Equity to Tangible Assets 0.0643 0.066 0.0668 0.0668 0.0671 0.0668 0.0681 0.0701 0.0697 0.0689 Peer-Tangible Equity to Tangible Assets 0.0632 0.0625 0.0645 0.0611 0.0586 0.0571 0.0623 0.0652 0.0608 Tier 1 Risk-based Capital 0.0734 0.0768 0.0772 0.0759 0.0764 0.079 0.0802 0.0824 0.0815 0.081 Peer-Tier 1 Risk-based Capital 0.086 0.0848 0.084 0.0826 0.083 0.0826 0.0823 0.0849 0.0849

2007 Outlook Net Interest Margin Mid 3.40% range Loan Growth Low- to-mid-single-digit range Core Deposit Growth Low- to mid-single-digit range Net Charge-Offs Effective Tax Rate 2nd Half 2007 Earnings Outlook 30 - 40 basis point range Approximately 32% $1.50 - $1.60 per share

Appendix

Core Deposits & Commercial Loans Geographic Diversity Great Lakes Core Deposits: 36% Comm'l Loans: 40% Northwest Core Deposits: 24% Comm'l Loans: 25% Rocky Mountains Core Deposits: 9% Comm'l Loans: 12% Northeast Core Deposits: 31% Comm'l Loans: 23% Excludes National Businesses (Real Estate Capital, Equipment Leasing, Institutional and Capital Markets)

National Banking-Continuing Ops. Financial Summary TE = Taxable Equivalent N/A = Not Applicable N/M = Not Meaningful $ in millions

National Banking Line of Business Summary $ in millions TE = Taxable Equivalent N/A = Not Applicable

National Banking Line of Business Summary $ in millions TE = Taxable Equivalent N/A = Not Applicable

Commercial Real Estate Loans June 30, 2007 $ in millions

2000 2001 2002 2003 2004 2005 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Servicing Portfolio 8.3 11 19.8 22.4 34.1 73.7 76.1 78.4 81.8 93.6 108.3 121.4 Average Escrow Deposits 0.125 0.303 0.411 0.558 0.832 1.23 2.135 2.386 2.494 3.053 3.279 3.924 Commercial Real Estate Servicing $ in billions Average Escrow Deposits Servicing Portfolio

Financial Summary $ in millions TE = Taxable Equivalent N/A = Not Applicable Community Banking

Community Banking Line of Business Summary $ in millions TE = Taxable Equivalent N/A = Not Applicable

Net Charge-Offs to Average Loans (1) Excludes Passenger Airline Lease Portfolio 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 KEY 0.0074 0.0032 0.0032 0.0102 0.0024 0.0022 0.0026 0.0033 0.0027 0.0032 0.0057 0.0026 0.0022 Peer Median S&P Regional & Diversified Bank Indices 0.0034 0.0025 0.0027 0.0029 0.0024 0.0021 0.0023 0.0033 0.0027 (1) (1) Continuing Operations

$ in millions 2003 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 KEY 0.0126 0.006 0.0052 0.006 0.0046 0.0048 0.0046 0.005 0.0041 0.0054 0.0057 Peer Median S&P Regional & Diversified Bank Indices OREO 58.939 71 45.604 33.103 29.887 24.883 29 106 57.782 98.681 102.35 Consumer 229.001 130 122.115 122.942 130.139 152.329 130 83 92.286 98.567 94.955 Commercial 465.287 178 169.828 237.09 146.546 142.935 149 140 122.713 155.445 180.919 Total 753.227 379 337.547 393.135 306.572 320.1 308 329 272.781 352.693 378.224 Commercial Consumer OREO + Other Nonperforming Assets $170 122 46 $237 123 33 $142 135 30 $138 157 25 $144 135 29 NPAs to Loans + OREO $135 88 106 $118 97 58 $155 99 99 $181 95 102

Allowance to Period-End Loans 2003 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 KEY 0.0235 0.018 0.017 0.0167 0.0145 0.0144 0.0142 0.0144 0.0143 0.0144 0.0142 Peer Median S&P Regional & Diversified Bank Indices 0.0141 0.0121 0.0118 0.0121 0.0113 0.0109 0.0107 0.0107 0.0106 0.0108 1.08%

Allowance to NPLs 2003 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 KEY 2.03 3.69 3.7671 3.04 3.49 3.27 3.43 4.23 4.39 3.72 3.42 Peer Median S&P Regional & Diversified Bank Indices 2.38 3.14 3.37 3.38 3.56 3.76 3.26 3.24 2.9 2.41 241%

Net Charge-Offs to Average Loans Consumer (1) Commercial 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Consumer/Comml Loans 0.0023 0.0016 0.0019 0.0015 0.0012 0.0023 0.0028 0.002 0.0029 '0 0.0054 0.0056 0.0036 0.0051 0.0043 0.0036 0.0045 0.0047 0.0041 Continuing 0.0006 0.0109 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 (1) Excludes Champion Mortgage by Loan Type

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

(Registrant)

Date: July 17, 2007		/s/ Robert L. Morris

	By:	Robert L. Morris
	Title:	Executive Vice President
and Chief Accounting Officer